UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2016

CLIFTON BANCORP INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36390	46-4757900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1433 Van Houten Avenue, Clifton, New Jersey 07015
(Address of principal executive offices) (Zip Code)

(973) 473-2200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2016, Thomas A. Miller resigned from the Board of Directors of Clifton Bancorp Inc. (the "Company") effective immediately.  In connection with Mr. Miller's resignation, the Board of the Directors of the Company has reduced the number of Company directors from seven to six effective May 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CLIFTON BANCORP INC.

Date: May 6, 2016	By:	/s/ Paul M. Aguggia Paul M. Aguggia Chairman, President and Chief Executive Officer